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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: January 6, 2004
                        (Date of earliest event reported)



                           MILITARY RESALE GROUP, INC.
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             (Exact name of Registrant as specified in its charter)


                                    New York
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                 (State or other jurisdiction of incorporation)


       000-26463                                             11-2665282
--------------------------                               ------------------
    (Commission File No.)                              (I.R.S. Employer
                                                          Identification No.)


             2180 Executive Circle, Colorado Springs, Colorado 80906
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               (Address of Principal Executive Offices) (Zip Code)


                                 (719) 391-4564
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On January 6, 2004, Military Resale Group, Inc. (the "Company") issued a press release announcing revenue estimates for the years ending December 31, 2003 and 2004. A copy of the press release is attached hereto as Exhibit 99.1.

         In connection with the foregoing, the Company hereby furnishes the following exhibit pursuant to Item 12 of Form 8-K:

                  Exhibit Number            Exhibit Title
                  --------------            -------------

                           99.1 Press release of Military Resale Group, Inc. dated January 6, 2004.

         The information included in this Current Report on Form 8-K (including the exhibits hereto) is being furnished under Item 12, "Results of Operations and Financial Condition." As such, the information (including the exhibits) herein shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.


                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MILITARY RESALE GROUP, INC.


Date:  January 6, 2004                 By:/s/ Ethan D. Hokit
                                          --------------------------------
                                          Name: Ethan D. Hokit
                                          Title: President


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                                  EXHIBIT INDEX

         Exhibit Number             Exhibit Title
         --------------             -------------

                  99.1 Press release of Military Resale Group, Inc. dated January 6, 2004.